Exhibit 99.1

Li-Cycle Receives Waiver Extensions from Convertible Note Holders

TORONTO, Canada (May 5, 2025) – Li-Cycle Holdings Corp. (OTCQX: LICYF) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, today announced that it has received waiver extensions from the holders of its convertible notes, Glencore Canada Corporation (“Glencore”) and Wood River Capital, LLC (“Wood River Capital” and together with Glencore, the “Convertible Note Holders”) to permit the Company’s common shares to continue to trade on the OTCQX® Best Market (“OTCQX”) as an eligible market under the terms of the convertible notes until 11:59 p.m. ET on Friday, May 9, 2025.

Li-Cycle had previously disclosed that it had received waivers from the Convertible Note Holders to trade on the OTCQX as an eligible market under the terms of the convertible notes until 9:00 a.m. ET on Monday, May 5, 2025.

Regardless of the extended waivers, as previously disclosed and considering the Company’s current circumstances, Li-Cycle will need to significantly modify or terminate its operations and may need to dissolve and liquidate its assets under applicable insolvency laws or otherwise file for insolvency protection. Li-Cycle is continuing to seek buyers for its business or its assets, including the Company as a whole or any part. No assurances can be made as to whether any such buyers will be found, or as to the terms of any resulting transactions.

About Li-Cycle Holdings Corp.

Li-Cycle (OTCQX: LICYF) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. For more information, visit https://li-cycle.com/.

Investors & Media

Investors: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “believe”, “may”, “will”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “could”, “plan”, “potential”, “future”, “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about: the need to significantly modify or terminate Li-Cycle’s operations, dissolve or liquidate assets under applicable insolvency laws or otherwise file for insolvency protection; the efforts to seek buyers for Li-Cycle’s business or its assets, including Li-Cycle as a whole or in any part; and the terms of any resulting transactions with any such buyers of Li-Cycle’s business or its assets. These statements are based on various assumptions, whether or not identified in this communication, including but not limited to assumptions regarding Li-Cycle’s funds and sources of liquidity; the timing and scope of any significant modifications or terminations to Li-Cycle’s operations; the purchase value of Li-Cycle’s projects, facilities and other assets; the feasibility and actionability of various financial and strategic alternatives for Li-Cycle; the timing, scope and cost of any dissolution, liquidation or insolvency; general economic conditions; currency exchange and interest rates; and inflation. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s inability to economically and efficiently source, recover and recycle lithium-ion batteries and lithium-ion battery manufacturing scrap, as well as third party black mass, and to meet the market demand for an environmentally sound, closed-loop solution for manufacturing waste and end-of-life lithium-ion batteries; Li-Cycle’s inability to develop the Rochester Hub and other future projects as anticipated or at all in a timely manner or on budget or that those projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle’s history of losses and expected significant expenses for the foreseeable future as well as additional funds required to meet Li-Cycle’s liquidity needs and capital requirements in the future not being available to Li-Cycle on acceptable terms or at all when it needs them; Li-Cycle’s ability to negotiate a strategic transaction with Glencore on acceptable terms, or at all; Li-Cycle’s estimated total addressable market; risk and uncertainties related to Li-Cycle’s ability to continue as a going concern; uncertainty related to the success of Li-Cycle’s cash preservation plan and related past and any possible further workforce reductions; Li-Cycle’s inability to attract, train and retain top talent who possess specialized knowledge and technical skills; Li-Cycle’s failure to oversee and supervise capital projects and obtain financing and other strategic alternatives; Li-Cycle’s ability to service its debt and the restrictive nature of the terms of its debt; Li-Cycle’s potential engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; one or more of Li-Cycle’s current or future facilities becoming inoperative, capacity constrained or disrupted, or lacking sufficient feed streams to remain in operation; the potential impact of the pause in construction of the Rochester Hub on the authorizations and permits granted to Li-Cycle for the operation of the Rochester Hub and the Spokes on pause; the risk that the New York state and municipal authorities determine that the permits granted to Li-Cycle for the production of metal sulphates at the Rochester Hub will be impacted by the change to MHP and the reduction in scope for the project; Li-Cycle’s failure to materially increase recycling capacity and efficiency; Li-Cycle expects to continue to incur significant expenses and may not achieve or sustain profitability; problems with the handling of lithium-ion battery cells that result in less usage of lithium-ion batteries or affect Li-Cycle’s operations; Li-Cycle’s inability to maintain and increase feedstock supply commitments as well as secure new customers and off-take agreements; a decline in the adoption rate of EVs, or a decline in the support by governments for “green” energy technologies; decreases in benchmark prices for the metals contained in Li-Cycle’s products; changes in the volume or composition of feedstock materials processed at Li-Cycle’s facilities; the development of an alternative chemical make-up of lithium-ion batteries or battery alternatives; Li-Cycle’s expected revenues for the Rochester Hub are expected to be derived significantly from a limited number of customers; Li-Cycle’s reliance on the experience and expertise of senior management and key personnel; the potential for Li-Cycle’s directors and officers who hold Company common shares to have interest that may differ from, or be in conflict with, the interests of other shareholders; Li-Cycle’s insurance may not cover all liabilities and damages; Li-Cycle’s reliance on limited number of commercial partners to generate revenue; customer demand for recycled materials; an active, liquid trading market for our common shares may not be sustained; Li-Cycle’s inability to compete successfully; increases in income tax rates, changes in income tax laws or disagreements with tax authorities; natural disasters, unusually adverse weather, epidemic or pandemic outbreaks, cyber incidents, boycotts and geo-political events; failure to protect or enforce Li-Cycle’s intellectual property; Li-Cycle may be subject to intellectual property rights claims by third parties; Li-Cycle may be subject to cybersecurity attacks, including, but not limited to, ransomware; Li-Cycle’s failure to effectively remediate the material weaknesses in its internal control over financial reporting that it has identified or its failure to develop and maintain a proper and effective internal control over financial reporting; the risk that Li-Cycle may lose access to funding under the DOE loan facility; risk of litigation or regulatory proceedings that could materially adversely impact Li-Cycle’s financial results; and the terms of the warrants. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the section titled “Part I—Item 1A. Risk Factors” and “Part II—Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC and the Ontario Securities Commission in Canada. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement.

Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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